                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               -------------------

                                 Date of Report
                        (Date of earliest event reported)
                                November 30, 2004

                            NTN Communications, Inc.
             (Exact name of Registrant as specified in its charter)

           Delaware                      001-11460              31-1103425
(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
 Incorporation or Organization)                             Identification No.)

     5966 La Place Court
     Carlsbad, California                               92008
(Address of Principal Executive Offices)              (Zip Code)


                                 (760) 438-7400
              (Registrant's telephone number, including Area Code)

                               -------------------

ITEM 8.01  OTHER EVENTS

         The Buzztime Trivia Channel, the principal product of Buzztime Entertainment, Inc., a subsidiary of NTN Communications, Inc., has been installed and is available to all digital cable subscribers within the Comcast Alexandria/Arlington system and the Comcast Prince William system as of Tuesday, November 30, 2004. Both cable systems service portions of the Northern Virginia area.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NTN COMMUNICATIONS, INC.



                                    By:      /s/ James B. Frakes
                                      -----------------------------------------
                                                 James B. Frakes
                                             Chief Financial Officer

Date:  November 30, 2004